EXHIBIT 23.3


[KPMG LOGO]

             KPMG Audit Plc                       Tel +44 (0) 113 231 3122
             1 The Embankment                     Fax +44 (0) 113 231 3139
             Neville Street                       DX 72440 Leeds 55
             Leeds LS1 4DW
             United Kingdom

The Directors                        Citigroup Global Markets Limited
Permanent Financing (No. 3) PLC      Citigroup Centre
Blackwell House                      33 Canada Square
Guildhall Yard                       London E14 5LB
London EC2V 5AE
                                     UBS Limited
The Directors                        1 Finsbury Avenue
Permanent Funding (No. 1) Limited    London EC2M 2PP
Blackwell House
Guildhall Yard                       UBS Securities LLC
London                               1285 Avenue of the Americas
EC2V 5AE                             New York, NY 10019

The Directors                        The other Managers (as defined in Appendix
Permanent Mortgages Trustee Limited  1(a) to the Arrangement Letter dated 20
47 Esplanade                         October 2003)
St Helier
Jersey
JE1 0BD                              11 November 2003

The Directors
Halifax plc
Trinity Road
Halifax                                           Your ref
West Yorkshire
HX1 2RG                                           Our ref jle/jdd/so/ch/263

Credit Suisse First Boston (Europe) Limited       Contact Jacquie Driver
One Cabot Square                                          020 7311 5077
London
E14 4QJ

Dear Sirs

PROPOSED ISSUE OF NOTES BY PERMANENT FINANCING (NO. 3) PLC

We consent to the use in the Registration  Statement of Permanent Financing (No.
3) PLC on Form S-11, filed on 12 November 2003, of our report with respect to the balance sheet of Permanent Financing (No. 3) PLC as of 30 October 2003 appearing in the prospectus, which is part of the Registration Statement, and to the reference to our firm under the heading "Experts" in the prospectus.

[LOGO KPMG and address]

[KPMG LOGO]                                                       KPMG Audit Plc
                                                 Permanent Financing (No. 3) PLC
                                                                11 November 2003

We attach as Appendix PSI a copy of the prospectus initialled by us for the purpose of identification.

Yours faithfully

/s/ KPMG AUDIT PLC SIGNATURE
KPMG Audit Plc

[KPMG LOGO]

             KPMG Audit Plc                       Tel +44 (0) 113 231 3122
             1 The Embankment                     Fax +44 (0) 113 231 3139
             Neville Street                       DX 72440 Leeds 55
             Leeds LS1 4DW
             United Kingdom

The Directors                        Citigroup Global Markets Limited
Permanent Financing (No. 3) PLC      Citigroup Centre
Blackwell House                      33 Canada Square
Guildhall Yard                       London E14 5LB
London EC2V 5AE
                                     UBS Limited
The Directors                        1 Finsbury Avenue
Permanent Funding (No. 1) Limited    London EC2M 2PP
Blackwell House
Guildhall Yard                       UBS Securities LLC
London                               1285 Avenue of the Americas
EC2V 5AE                             New York, NY 10019

The Directors                        The other Managers (as defined in Appendix
Permanent Mortgages Trustee Limited  1(a) to the Arrangement Letter dated 20
47 Esplanade                         October 2003)
St Helier
Jersey
JE1 0BD                              11 November 2003

The Directors
Halifax plc
Trinity Road
Halifax                                           Your ref
West Yorkshire
HX1 2RG                                           Our ref jle/jdd/so/ch/263

Credit Suisse First Boston (Europe) Limited       Contact Jacquie Driver
One Cabot Square                                          020 7311 5077
London
E14 4QJ

Dear Sirs

PROPOSED ISSUE OF NOTES BY PERMANENT FINANCING (NO. 3) PLC

We consent to the use in the Registration Statement of Permanent Funding (No. 1) Limited on Form S-11, filed on 12 November 2003, of our report with respect to the Financial Statement of Permanent Funding (No. 1) Limited as of 30 June 2003 appearing in the prospectus, which is part of the Registration Statement, and to the reference to our firm under the heading "Experts" in the prospectus.

[LOGO KPMG and address]

[KPMG LOGO]                                                       KPMG Audit Plc
                      Proposed issue of notes by Permanent Financing (No. 3) PLC

                                                                11 November 2003

Our report refers to the  restatement  of certain  supplementary  information in note 19 to the financial statements, outlining the effect of applying accounting principles generally accepted in the United States of America on the net loss for the period from 14 June 2002 to 31 December 2002 and on shareholder's equity as of 31 December 2002.

We attach as Appendix PS1 a copy of the prospectus initialled by us for the purpose of identification.

Yours faithfully

/s/ KPMG AUDIT PLC SIGNATURE
KPMG Audit Plc